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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: July 9, 1997


                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-12771                                         95-3630868
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 10260 Campus Point Drive, San Diego, CA    92121
                (Address of Principal Executive Offices)  (Zip Code)


                                 (619) 546-6000
              (Registrant's Telephone Number, Including Area Code)


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                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

        On July 3, 1997, Network Solutions, Inc. ("NSI"), a wholly-owned subsidiary of the Registrant, filed with the Securities and Exchange Commission a registration statement relating to the initial public offering of NSI Class A Common Stock. The number of shares to be offered in this offering and the price per share will be determined at a later date. There can be no assurance that the initial public offering of NSI's Class A Common Stock will be completed.

        This announcement shall not constitute an offer to sell or the solicitation of an offer to buy securities of NSI.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)                               SCIENCE APPLICATIONS
                                           INTERNATIONAL CORPORATION

Date: July 9, 1997                         By: /s/ DOUGLAS E. SCOTT
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                                                   Douglas E. Scott
                                           Its:    Senior Vice President
                                                   and General Counsel